Tilden Associates, Inc. Certification under Section 906
                            of the Sarbanes/Oxley Act

        Filed as an exhibit to 10-QSB for the Quarter Ended June 30, 2002





                                                                        Ex. 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Tilden Associates, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Robert Baskind, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SEC. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, in all material respects the financial condition and result of operations of the Company.




/s/ ROBERT BASKIND
-------------------------------------------
Robert Baskind
Chief Executive and Chief Financial Officer
August 19, 2002


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